Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SUNAMERICA SERIES TRUST

SA Invesco Growth Opportunities Portfolio

SA JPMorgan Emerging Markets Portfolio

(each, a “Portfolio,” and together, the “Portfolios”)

Supplement dated December 19, 2025, to the Portfolios’ respective

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2025, as supplemented and amended to date

At a meeting held on December 10, 2025 (the “Meeting”), the Board of Trustees (“Board”) of SunAmerica Series Trust (the “Trust”) approved amended and restated Subadvisory Agreements between SunAmerica Asset Management, LLC (“SunAmerica”) and each of Invesco Advisers, Inc., with respect to the SA Invesco Growth Opportunities Portfolio, and J.P. Morgan Investment Management, Inc., with respect to the SA JPMorgan Emerging Markets Portfolio, to reduce the subadvisory fees payable from SunAmerica to the respective subadvisers of each Portfolio.

At the Meeting, the Board also approved an amended Schedule A to the Third Amended and Restated Master Advisory Fee Waiver Agreement (the “Advisory Fee Waiver Agreement”) with respect to the SA JPMorgan Emerging Markets Portfolio. Pursuant to the Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fees with respect to the SA JPMorgan Emerging Markets Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is 0.95%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ST3179IN3 (12/25)